UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 26, 2015 (February 26, 2015)

2U, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OF INCORPORATION)

001-36376	26-2335939
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

8201 Corporate Drive, Suite 900
Landover, MD	20785
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(301) 892-4350

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition

On February 26, 2015, 2U, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2014. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02, and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 8.01                                           Other Events

Our investors and others should note that we currently announce material information to our investors using SEC filings, press releases, public conference calls and webcasts. We use these channels as well as social media channels to announce information about the Company, the programs we enable and other issues. Given the recent SEC guidance regarding the use of social media channels to announce material information to investors, we are notifying investors, the media, and others interested in the Company that in the future, we might choose to communicate material information via social media channels and it is possible that the information we post on social media channels could be deemed to be material information. Therefore, in light of the SEC’s guidance, we encourage investors, the media, others interested in our Company to review the information we post on the U.S. social media channels listed below.

2U Facebook Page (https://www.facebook.com/2u)

2U Twitter Feed (https://twitter.com/2uinc)

2U Company Blog (http://2u.com/blog/)

Chip Paucek Personal Twitter Page (https://twitter.com/chippaucek)

Chip Paucek Personal Facebook Page (https://www.facebook.com/paucek)

Any updates to the list of social media channels we will use to communicate material information will be posted on the Investor Relations page of the Company’s website at http://investor.2U.com.

Item 9.01                                           Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Exhibit Description

99.1	Press release, dated February 26, 2015, “2U, Inc. Reports Fourth Quarter and Full Year 2014 Financial Results.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2U, INC.

	By:	/s/ Christopher J. Paucek
	Name:	Christopher J. Paucek
	Title:	Chief Executive Officer

Date: February 26, 2015

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release, dated February 26, 2015, “2U, Inc. Reports Fourth Quarter and Full Year 2014 Financial Results.”